Sterne Agee & Leach Financial Institutions Investor Conference February 11-13, 2013 Exhibit 99.1

Forward Looking Statement
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform
Act of 1995.  Congress passed the Private Securities Litigation Act of 1995 in an effort to encourage corporations to provide information about companies’  anticipated future financial performance.  This act provides a safe harbor for such disclosure, which protects the companies from unwarranted  litigation if actual results are different from management expectations.  This release contains forward looking statements within the meaning of the Private Securities Litigation Reform Act, and reflects management’s current views and estimates of future economic circumstances, industry conditions, company performance, and financial results.  These forward looking statements are subject to a number of factors and uncertainties which could cause
Renasant’s, M&F’s or the combined company’s actual results and experience to differ from the anticipated results and expectations expressed in such forward looking statements.  Forward looking statements speak only as of the date they are made and neither Renasant nor M&F assumes any duty to update forward looking statements.  In addition to factors previously disclosed in Renasant’s and M&F’s reports filed with the SEC and those identified elsewhere in presentation, these forward-
looking statements include, but are not limited to, statements about (i) the expected benefits of the transaction between Renasant and M&F and between Renasant Bank and Merchants and Farmers Bank, including future financial and operating results, cost savings, enhanced revenues and the expected market position of the combined company that may be realized from the transaction, and (ii) Renasant and M&F’s plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts.  Other statements identified by words such as “expects,” “anticipates,” “intends,”
“plans,” “believes,” “seeks,” “estimates,” “targets,” “projects” or words of similar meaning generally are intended to identify forward-looking statements.  These statements are based upon the current beliefs and expectations of Renasant’s and M&F’s management and are inherently subject to significant business, economic and competitive risks and uncertainties, many of which are beyond their respective control.  In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change.  Actual results may differ materially from those indicated
or implied in the forward-looking statements.

Capitalize on Opportunities
Leverage Existing Markets
FDIC Assisted Acquisitions
Seek New Markets
Enhance Lines of Business
Build Capital Ratios
Selective Balance Sheet Growth
Maintain Dividend
Non-TARP Participant

Enhance Profitability
Noninterest Expense Control
Execution of
Execution of
Strategic
Strategic
Initiatives
Aggressively Manage Problem Credits
Quarantine Troubled Assets
“Good Bank/Bad Bank” Structure
Managed Asset Growth
Loan Growth
Core Deposit Growth
Net Int Margin Expansion/Int Rate Risk

Nashville
Johnson City
Knoxville
TENNESSEE
Memphis
Chattanooga
Huntsville
Tupelo
Atlanta
Birmingham
GEORGIA
ALABAMA
Jackson
Montgomery
MISSISSIPPI
40
24
65
75
55
20

ever forward.

RENASANT
CORPORATION

Over 75 banking, lending, financial services and insurance offices
Portfolio Loans: $2.81B
Total Deposits: $3.46B

TN
19%
AL
18%
MS
45%
GA
18%
Existing Footprint
RNST
TN
30%
AL
23%
MS
34%
GA
13%
Targeted Market Expansion

*Source: Dunn & Bradstreet
Small businesses defined as businesses with annual sales less than $5 million
ATLANTA
Roswell
Alpharetta
Cartersville
Canton
Cumming
Jasper
Dalton
Rome
Lafayette
Georgia
Entered the North GA market through two FDIC loss share
transactions
12 full-service locations
Footprint located in attractive markets with long-term
growth potential
Expanded our mortgage and wealth management personnel
Over 36K small businesses* in our GA footprint, of which many are being under-served due to the lack of strong community banks
Carrollton
Woodstock
Lawrenceville
Median home sales prices increased 25.3%
Pending sales are up an average of 16.5%
Positive economic developments in Georgia markets
Recent announcement of a $600M mixed-use project in the
Alpharetta area, to be located on the GA 400 corridor with
construction to begin in early 2013
According to a recent study conducted by Georgetown University, Georgia is one of the top two states that will add health-care related jobs between 2010 and 2020
Housing inventories have declined 36% to a 4.8 month’s supply year-over-year
Loans total $372M at December 2012
Recently established an asset based lending division
Growth in non-covered loans continue to offset the decline in covered loans on a Y-T-D basis
64% of the loans outstanding are covered under  FDIC loss share agreements

Huntsville/
Decatur
Montgomery
Tuscaloosa
Birmingham
Acquisition
De Novo
•
Entered the Montgomery and Tuscaloosa markets during late
3Q11 with the hiring of an experienced management team well
entrenched in the respective markets
•
Acquired RBC Bank USA’s Birmingham, AL Trust unit on
Sept 1, 2011 with  assets under management of $680M
•
Birmingham leads the state in the health care
industry with an annual payroll of approximately
$2.9B, followed by Huntsville with $998M
•
With an unemployment rate of 5.8% in December
Metro Birmingham is ranked number 8 out of top
50 MSA’s
•
All three auto makers (Honda, Hyundai, Mercedes-
Benz) are adding employees to keep pace with
demand
•
Net loan growth was 18.5% for the year, with loan
growth occurring in 11 out of the last 12 quarters
•
Proposed merger with First M&F will provide
$113.9 million loans, $184.4 million deposits and
4 branch locations
Account retention exceeded 95%
Alabama

Tupelo
New Albany
De Novo
Toyota Plant
Columbus
Starkville
West Point
Mississippi
Entered the Columbus, MS market in November 2010 and opened an office in Starkville, home of Mississippi State University, during late 3Q11
Columbus is home of the Columbus Air Force Base which trains one-third of the nation’s pilots, and has a $250M economic impact
The Tupelo/Lee County market is showing positive signs of improvement
North MS Medical Center is constructing a $55M West Wing Tower
Toyota recently announced the completion of its 100,000
th
Corolla as
downstream suppliers are beginning to add new jobs
Tupelo recently approved the construction of an $11M aquatic center and completed a $4M expansion of the Elvis Presley Birthplace and Museum
Hosts one of the largest furniture markets in the U.S., with the Fall 2012 market attendance up 100% over markets held in the previous 5 years
Oxford, Tupelo and Columbus were noted by American Express as three of the best small towns in America for business
Oxford has recently announced the construction of a $250M hospital
American Express also noted Desoto County for placing 7 th nationally for job creation in late 2011
Net loans grew 8.5% during 2012
Proposed merger with First M&F will add $732.6 million in loans, $1.2 billion in deposits and 30 branches

Opened the Knoxville/Maryville MSA location in late 2Q12 employing a 13 member management team to be further utilized in the planned expansions in to Johnson City/Bristol
Tennessee ranked 7
th
best state to do business according to Area Development magazine
In the Nashville market, Hospital Corporation of American has announced an expansion that will create
2,000 jobs over the next five years
The Memphis MSA market ranked #1 for Logistics Leaders both nationally and globally
Net loans grew by 8.8% during 2012
Proposed merger with First M&F will provide $19.9 million in loans, $36.0 million in deposits and 2 branches

  Tennessee
Memphis and Nashville
Driven by VW, Nissan and GM, Tennessee was named as the #1 state in the nation for automotive manufacturing strength for a 3
rd
consecutive year according to Business Facilities Magazine
The unemployment rate continues to improve for the state with the rate declining to 7.6% down from 9.1%
on a year over year basis
The Nashville housing market continues sustainability as sales increased 23.4% year-over-year
The median home price increased approximately 6% on a year-over-year, with average price/sq ft increasing
49.3%
Bass Pro Shops announced their intention to build a $70M hotel in conjunction with their
Pyramid flagship store
Electrolux has begun the hiring of some 1,200 workers from its expansion announcement in 2010
The housing market continues to improve in the Memphis market as home sales increased on a year-over-year basis by approximately 16% with median sales prices up slightly

Capitalize on Opportunities
Leverage Existing Markets
FDIC Assisted Acquisitions
Seek New Markets
Enhance Lines of Business
Enhance Profitability
Managed Asset Growth
Loan Growth
Core Deposit Growth
Net Int Margin Expansion/Int Rate Risk
Noninterest Expense Control
Build Capital Ratios
Selective Balance Sheet Growth
Maintain Dividend
Non-TARP Participant
Aggressively Manage Problem Credits
Quarantine Troubled Assets
“Good Bank/Bad Bank” Structure
Execution of
Execution of
Strategic
Strategic
Initiatives

•
Asset levels have been managed
on a declining basis over the prior
quarters
Managed deposit mix by
emphasizing core deposit
growth while allowing
higher-priced, non-core
deposits to erode
Significantly paid down
high-costing borrowings
Restructured asset mix by
redeploying excess cash
levels into higher yielding
investments and loans
•
Loan demand will drive
deposit/funding growth going
forward
(in millions)
Total Assets
3,642
4,422
4,259
4,136
4,202
4,176
4,112
4,164
4,182
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
$4,500
$5,000
1Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12
Total Assets Deposits

*Covered loans stated at fair value
•
Non-covered loans have
increased $331M or 15% on
a Y-O-Y basis
Approximately 46% of
2012 loan growth
originated from de novos
•
Covered loans declined $103M
during 2012
•
Consistent increases in
quarterly production over
past 2 years
New loan production
totaled $177M for 4Q12
and $783M for the year,
outpacing 2011 by 49%
Total
Portfolio
Loans
$0
$50,000
$100,000
$150,000
$200,000
$250,000
$0
$500,000
$1,000,000
$1,500,000
$2,000,000
$2,500,000
$3,000,000
3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12
Non-Covered Covered Quarterly New Production (Right Axis)
3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12
Non-
Covered
$2,205 $2,191 $2,190 $2,186 $2,205 $2,242 $2,282 $2,392 $2,540 $2,573
Covered* $360 $334 $387 $377 $360 $339 $318 $290 $260 $237
Total Loans $2,565 $2,525 $2,577 $2,563 $2,565 $2,581 $2,600 $2,682 $2,800 $2,810

Reduced Non-Covered A&D 40%

ever forward.

RENASANT CORPORATION

• Loans totaled $2.80B
8.4% of portfolio covered by FDIC through an
80% loss share agreement
• Owner occupied/C&I loans comprise 35% of the non
covered loan portfolio
• Reduced non-covered A&D loans by 40% from 2008

* Covered loans stated at fair value
Diversified Loan Portfolio
241,818
133,299
66,798
74,159
67,223
73,109
103,522 104,058
302,409
281,521
205,981
179,549
176,201
184,649
181,876 181,439
$0
$80,000
$160,000
$240,000
$320,000
$400,000
$480,000
$560,000
2008 2009 2010 2011 1Q12 2Q12 3Q12 4Q12
Construction Land Development (A&D)
Const
4%
Land Dev
7%
1-4 Family
25%
1-4 Family
Rental
5%
Non Owner
Occupied
24%
Owner
Occupied
23%
C&I
12%
Non Covered Loans $2.57B
Const
1%
Land Dev
20%
1-4 Family
15%
1-4 Family
Rental
11%
Non Owner
Occupied
21%
Owner
Occupied
27%
C&I
5%
Covered Loans $237M*

$3.28B $3.62B
• Non-interest bearing deposits
represent 16% of deposits, up
from 12% at year end 2008
DDA grew 7% on a Y-O-Y
basis
• Time deposits totaling $207M
at WAR of 83 bps will be
maturing during 1Q13  with the
current repricing rate between
60-65 bps
• Less reliance on borrowed
funds
Borrowed funds as a percentage
of funding sources declined
from 15% at year end 2008 to
5% at the end of 2012
Transition To Core Funding
Cost of Funds
2.81%
Cost of Funds
.72%
DDA
10%
Other Int
Bearing
Accts
36%
Time
Deposits
39%
Borrowed
Funds
15%
2008
DDA
16%
Other Int
Bearing
Accts
47%
Time
Deposits
33%
Borrowed
Funds
5%
2012
-
100,000
200,000
300,000
400,000
500,000
600,000
2008 2009 2010 3Q11 2011 1Q12 2Q12 3Q12 4Q12
Non Interest Bearing Demand Deposits

Yield/Cost
Margin

ever forward.
RENASANT CORPORATION

Net Interest Income and Net Interest Margin Remained at
one of the Highest Since 3Q06
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
2010 2011 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12
Yield on Earning Assets Cost of Funds Margin
2010 2011 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12
Net Interest
Income
105,062 129,077 29,855 31,096 32,622 32,864 32,495 32,843 33,410 33,132 33,954
Net Interest
Margin
3.26% 3.77% 3.43% 3.55% 3.75% 3.90% 3.82% 3.85% 3.98% 3.94% 3.97%
Yield on
Earning Assets
5.04% 4.92% 4.97% 4.93% 4.99% 4.94% 4.79% 4.71% 4.73% 4.63% 4.67%
Cost of Funds 1.74% 1.11% 1.49% 1.31% 1.18% 1.00% 0.93% 0.84% 0.74% 0.68% 0.72%

•
Non Interest Income for 4Q, excluding securities gains and gain from acquisitions, increased 39% on a Y-O-Y basis
Fees associated with increased production in secondary market mortgage loans
Expansion from our wealth management division with the
acquisition of RBC Trust in Birmingham
Fees derived from higher penetration and usage of debit cards and deposit charges
•
Opportunities for growing Non Interest Income
Expansion of Trust Division Wealth Management Services into
larger, metropolitan markets
Expansions within our de novo operations
Expansion of the Mortgage Division within new markets
*Non interest income excludes gains from securities transactions, gain from the acquisition of the RBC Trust unit and insurance settlements on real property

-
5,000
10,000
15,000
20,000
2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12
Non Interest Income*
35%
6%
5%
12%
29%
13%
27%
6%
25%
10%
26%
7%
4Q11
$12.8M
Svc Chgs
Insurance
Mtg Gains
Wealth Mgmt
Fees & Comm
Other
4Q12
$18.1M
Svc Chgs
Insurance
Mtg Gains
Wealth Mgmt
Fees & Comm
Other
Sources of Non Interest Income*

•
Continued focus on managing
Noninterest Expense
•
Provided resources for nine
de novo expansions
Approximately 56% of the
increase in Noninterest
Expense Y-O-Y is related to
de novo expansions and
acquisition of the RBC Trust
Division
•
Increased mortgage loan expense
driven by higher production
•
Incurred elevated costs related to
OREO and loan collection fees
•
Incurred merger related expenses
during 2010 & 2011
*Adjusted NIE is equal to total non interest expense less expenses related to OREO, merger expense and FHLB prepayment penalty

Total Annualized NIE
to Avg. Assets
Adjusted Annualized NIE
to Avg. Assets
DeNovo Impact
on Total Annualized NIE
DeNovo Impact on
Adjusted Annualized NIE
2.40%
2.60%
2.80%
3.00%
3.20%
3.40%
3.60%
3.80%
4.00%
2Q10 3Q10 4Q10
1Q11 2Q11
3Q11
4Q11
1Q12 2Q12 3Q12
4Q12
Noninterest Expense

•
OREO totaled $44.7M at 4Q12, a decline of $25.3M from 4Q11 and
$13.7M from 2Q12
• Sold XX properties totaling $4.7M during 4Q12
• Purchased X properties totaling $2.5M
•
44% of Y-T-D sales were from residential lots and land development
•
Geographic segmentation
•
West TN $13.4M
•
MS (Excluding DeSoto)   8.0M
•
DeSoto 8.0M
•
Mid TN 4.5M
•
AL   10.4M
•
GA .4M
Total $ 44.7M
•
$4.9M under purchase agreements to close by the end of 1Q13
Changes in OREO
Non-
Covered
4Q12
Non-Covered
2011
Y-T-D
Non-Covered
2012
Y-T-D
**Covered
2012
Y-T-D
Beginning
Balance
$48,568 $71,833 $70,079 $43,156
Additions 2,522 35,623 9,683 38,977
Improvements 0 37 492 0
Impairments -1,637 -7,895 -5,326 -9,738
Dispositions -4,736 -29,087 -30,410 -26,797
Other 0 -432 199 -64
Ending
Balance
$44,717 $70,079 $44,717 $45,534

• Amounts based on OREO not covered through the FDIC loss share agreement
** Amounts based on OREO covered through the FDIC loss share agreement
18.4%
50.3%
17.4%
13.9%
4Q12
$44.7M
Residential
Properties
Residential
Land Dev
Commercial
Properties
Commercial
Land Dev
Other
21.9%
51.5%
16.4%
10.2%
4Q11
$70.1M
Residential
Properties
Residential
Land Dev
Commercial
Properties
Commercial
Land Dev
Other
Other Real Estate*

Capitalize on Opportunities
Leverage Existing Markets
FDIC Assisted Acquisitions
Seek New Markets
Enhance Lines of Business
Enhance Profitability
Managed Asset Growth
Loan Growth
Core Deposit Growth
Net Int Margin Expansion/Int Rate Risk
Noninterest Expense Control
Aggressively Manage Problem Credits
Quarantine Troubled Assets
“Good Bank/Bad Bank” Structure
Build Capital Ratios
Selective Balance Sheet Growth
Maintain Dividend
Non-TARP Participant
Execution of
Execution of
Strategic
Strategic
Initiatives

7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
109
106
81
2008
2009
2010
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
Not Covered Under Loss Share
Covered Under Loss Share

ever forward.

RENASANT CORPORATION

57% of total NPAs are
covered under FDIC loss
share
NPAs not covered through
an FDIC loss share declined
29% on a Y-O-Y basis
129 126 120 122 105 65

115 141 149 146 137
95
132
Non-
Covered Covered
NPL’s $30.19M $53.19M
ORE $44.72M $45.53M
Total NPA’s $74.91M $98.72M
104
88
As a percentage of total assets
75
99
Non Performing Assets Continue
to Decline Both
on a Linked Quarter and Y-O-Y Basis

*Amounts based on loans not covered through the FDIC loss share agreement

• Net charge-offs totaled $3.7M for
4Q12 and $18.1M for 2012
compared to $23.4M for 2011
• Provision for loan losses totaled
$4.0M and $18.1M for 4Q and
Y-T-D respectively, down $4.23M
on a Y-O-Y basis
• The allowance for loan losses to
non-covered loans was 1.72%
• Consistent improvement in the
coverage ratio
0.00%
20.00%
40.00%
60.00%
80.00%
100.00%
120.00%
140.00%
160.00%
$-
$2,000
$4,000
$6,000
$8,000
$10,000
$12,000
$14,000
4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12
($)Provision for Loan Losses ($)Net Charge Offs Coverage Ratio*
Proactive in Providing Reserves for
Problem Credit Resolution
2009 2010 2011 2012
Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
1.67% 1.78% 1.82% 2.02% 2.07% 2.17% 2.18% 2.20% 1.98% 1.94% 1.87% 1.74% 1.72%
Allowance for Loan Losses as % of Non-Covered Loans*

(54%) Decline (4Q10)

ever forward.

RENASANT CORPORATION

Continued Improvement
NPLs and Early Stage Delinquencies
(30-89 Days Past Due Loans)
*
*Amounts based on loans not covered through the FDIC loss share agreement

(In millions)
•
NPL’s declined $1.8M during 4Q and $4.7M Y-T-D
TDRs declined to $29.4M, down $6.9M from 4Q11
•
Loans 30-89 days past due declined $7.8M Y-T-D
$0
$10,000
$20,000
$30,000
$40,000
$50,000
$60,000
$70,000
2008 2009 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12
39.9
50.0
54.6
64.7
65.6
53.4
57.2
51.9
49.0
34.9
30.4
29.9
32.0
30.2
48.5
24.1
35.6
18.9
17.5
15.8
13.4
14.5 14.1
8.0
NPLs
30-89
Days
41.6
23.5
21.5
16.6

Capitalize on Opportunities
Leverage Existing Markets
FDIC Assisted Acquisitions
Seek New Markets
Enhance Lines of Business
Build Capital Ratios
Selective Balance Sheet Growth
Maintain Dividend
Non-TARP Participant

Enhance Profitability
Aggressively Manage Problem Credits
Quarantine Troubled Assets
“Good Bank/Bad Bank” Structure
Execution of
Execution of
Strategic
Strategic
Initiatives
Loan Growth
Core Deposit Growth
Net Int Margin Expansion/Int Rate Risk
Noninterest Expense Control

*1Q11 decline in leverage is primarily due to ATB transaction

Capital 2008 2009 2010 1Q11* 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12
Tangible
Common Equity
5.87% 6.34% 6.76% 6.66% 7.11% 7.47% 7.35% 7.47% 7.65% 7.69% 7.62%
Leverage 8.34% 8.68% 8.97% 8.77% 9.10% 9.48% 9.44% 9.38% 9.68% 9.90% 9.86%
Tier 1 Risk Based 10.85% 11.12% 13.58% 13.59% 13.58% 13.63% 13.32% 13.32% 13.14% 12.73% 12.85%
Total Risk Based 12.10% 12.37% 14.83% 14.84% 14.83% 14.89% 14.58% 14.58% 14.39% 14.00% 14.13%
• Continue to grow common equity which is
at highest level since 2Q07
• Regulatory capital ratios are above the
minimum for well-capitalized classification
Expected to remain “well capitalized”
on a pro forma basis under the
proposed Basel III NPR
• Capital level positions the Company for
future growth and geographic expansion
• Maintained dividend throughout economic
downturn
• Did not participate in the TARP program
Tangible Common Equity Ratio
4.50%
5.00%
5.50%
6.00%
6.50%
7.00%
7.50%
8.00%
8.50%
2007 2008 2009 2010 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12
Renasant All US Banks
Strong Capital Position
Source:  SNL Financial  “All US Banks” : Includes all Major Exchange (NYSE, NYSE Amex, NASDAQ) Banks in SNL's coverage universe.

$4.2B franchise well positioned in attractive markets in the Southeast with comprehensive line of product offerings
Strategic focus on expanding footprint
Established a 12 branch network in North GA through 2 FDIC assisted acquisitions
Entered 5 new markets with the hiring of management teams
Acquired the AL Trust Division of RBC Trust in 3Q11, enhancing fee income opportunities
Improved risk profile
Aggressive identification and prudent disposition of problem assets
Significantly reduced concentration in land development loans
Continued decline of early stage delinquencies
Net loan growth Y-O-Y was 15%*
Strong base for continued core deposit growth
Continued focus on revenue growth
Strong capital position affording future opportunities to enhance shareholder value
Consistent dividend history
*Amounts based on loans not covered through the FDIC loss share agreement
Poised for Growth with Added Shareholder Value

Merger of Renasant Corporation and First M&F Corporation

Strategically advantageous
•
Acquisition of 120+ year old bank with quality core customer base
–
Combination of two 100+ year old institutions
•
In-market transaction consistent with our acquisition philosophy
•
Creates the 4
th
largest bank by pro forma deposit market share in Mississippi
–
Strengthens position throughout existing footprint and provides entrance into new markets
•
Enhances fee revenue businesses of insurance, mortgage, and wealth management
•
Complementary cultures and strong ties to community
•
Strong, stable deposits and earnings generation complement de novo and out-of-state market expansion activities
Financially attractive
•
Immediately accretive to EPS, double-digit EPS accretion projected in 2014
•
Tangible book value earn back in approximately 2.5 years
•
IRR approximately 20%
•
Realization of significant expense synergies (25% of noninterest expense)
•
Pro forma capital ratios above “well capitalized” guidelines
Transaction Rationale

40
40
24
65
75
20
55
20
65
65
75

ever forward.

RENASANT CORPORATION

27

Source: SNL Financial
(1) Pro forma branches as of 1/31/2013
(2) Pro forma figures as of 12/31/2012, excluding purchase accounting adjustments
•
Provides further expansion in
current states of operation
– Mississippi
Jackson MSA
DeSoto County
Oxford
Starkville
– Alabama
Birmingham MSA
– Tennessee
Greater Memphis
•
7 of 36 FMFC branches are located
within 1 mile of a RNST branch
Branches
(1)
117
Assets
(2)
$5.8 billion
Gross Loans
(2)
$3.8 billion
Deposits
(2)
$4.9 billion
Pro Forma Highlights
Tupelo
Nashville
Atlanta
Birmingham
Huntsville
Montgomery
Jackson
Memphis
Kosciusko
Chattanooga
Johnson City
Knoxville
GEORGIA
ALABAMA
MISSISSIPPI
TENNESSEE
RNST
FMFC
Logical In-Market Transaction

Consideration:
100% stock (tax-free exchange)
Fixed exchange ratio of 0.6425x
Implied Price Per Share:
$12.35
(1)
Aggregate Value:
$118.8 million
(1)(2)
CDCI Preferred Stock and TARP Preferred
Warrant Treatment:
$30.0 million CDCI to be redeemed in full prior to close
TARP warrants to be repurchased at close
Repurchase price to be negotiated with US Treasury
Board Seats:
Two current members from FMFC to be added to RNST’s board
of directors
Ownership:
FMFC pro forma ownership will be approximately 20%
Required Approvals:
Customary regulatory approval, RNST and FMFC shareholder
approval
Expected Closing:
Third quarter 2013
(1) Based on RNST’s 10 day average closing price as of February 4, 2013 of $19.22
(2) Does not include consideration to repurchase TARP warrants
Transaction Terms

Implied Price Per Share: $12.35
(1)
Price / Tangible Book Value Per Share: 119%
Price / 2012 EPS: 23.1x
Price / 2013 EPS
(2)
: 15.8x
Core Deposit Premium: 1.5%
(1) Based on RNST’s 10 day average closing price as of February 4, 2013 of $19.22 and an exchange ratio of 0.6425x
(2) Based on analyst estimate
Transaction Multiples

Extensive Credit Review
•
Two tiered review conducted by Renasant’s senior
credit officers and loan review team
•
Individually reviewed 84% of adversely classified
loans by volume, representing all relationships with
a balance greater than $100,000
•
Individually reviewed 100% of relationships with  a
balance greater than $500,000
•
Conducted review of underwriting policy and
procedure for smaller balance portfolios
•
Reviewed 100% of OREO properties, including
physical inspection of over 80% of OREO by
volume
Cumulative Losses and Credit Mark
Cumulative Losses Since 12/31/07
(1)
: $118.2mm
Estimated Credit Mark (Loans & OREO)   $62.5mm
Total Estimated Losses Through Cycle:       $180.7mm
As % of 12/31/07 Gross Loan Balance
(2)
: 14.8%
(1) Represents cumulative net charge-offs and OREO expenses through 12/31/12
(2) 12/31/07 gross loans held for investment of $1.2 billion
Credit Due Diligence

Assumptions
•
Credit Mark
•
Gross of Reserves: $54.7mm or 5.4% of
loans
•
Net of Reserves: $37.5mm or 3.7% of loans
•
OREO Mark: 30%
•
Cost Savings: 25%,  40% realized in 2013 and
100% realized thereafter
•
No revenue enhancements assumed
•
Pre-Tax Merger Expenses: $12.0 million
•
100% realized in 2013
•
Core Deposit Intangible: 2.0%, amortized
sum-of-the-years digits over 10 years
•
Closing: Q3 2013
Attractive Returns
•
Immediately accretive to EPS; double-digit EPS
accretion projected in 2014
•
Tangible book value earn back in less than two and a
half years
•
IRR approximately 20%
Pro Forma Capital Ratios
Pro           “Well
RNST Forma Capitalized”
TCE/TA 7.7%           6.5%           N/A
Tier 1 Leverage               9.9%           8.3%            5.0%
Tier 1 Risk-Based          12.7%         11.0%            6.0%
Total Risk-Based           14.0%         12.1%           10.0%
(1) As of December 31, 2012
(2) Estimated pro forma capital ratios at close, including the redemption of the CDCI preferred stock
(1) (2)
Financial Impact of the Transaction

Nashville
Johnson City
Knoxville
TENNESSEE
Memphis
Chattanooga
Huntsville
Tupelo
Atlanta
Birmingham
Kosciusko
ALABAMA
GEORGIA
Jackson
Montgomery
MISSISSIPPI
40
24
65
75
20
55

ever forward.

RENASANT CORPORATION

32 32 Source: SNL Financial, Company documents Expansions in 2010 – 2013 RNST De Novo FMFC Acquisition Market Expansion Experience Since 2010

2010		
2011		
2012		
2013		

ever forward.

RENASANT CORPORATION

Source: SNL Financial, dates are those on which each transaction was announced
Market Expansion Experience Since 2010
FDIC-assisted transaction:
Crescent Bank and Trust Company headquartered
in Jasper, Georgia; assets ~ $1 billion
De novo expansion:
Columbus, Mississippi
FDIC-assisted transaction:
American Trust Bank headquartered in Roswell,
Georgia; assets ~ $145 million
Trust acquisition:
RBC (USA) Trust Unit based in Birmingham, Alabama;
AUM ~ $680 million
De novo expansion:
Montgomery, Alabama
De novo expansion:
Starkville, Mississippi
De novo expansion:
Tuscaloosa, Alabama
De novo expansion:
Maryville, Tennessee
De novo expansion:
Jonesborough, Tennessee
De novo expansion:
Bristol, Tennessee
Whole Bank transaction:
First M&F Corporation headquartered in Kosciusko,
MS; assets ~$1.6 billion
July 23
September 8
February 4
June 29
July 1
July 26
August 23
May 2
December 6
January 17
February 7

Strategically advantageous
•
Acquisition of 120+ year old bank with quality core customer base
•
In-market transaction consistent with our acquisition philosophy
•
Creates the 4
th
largest bank by pro forma deposit market share in Mississippi
•
Enhances fee revenue businesses of insurance, mortgage, and wealth management
•
Complementary cultures and strong ties to community
•
Strong, stable deposits and earnings generation complement de novo and out-of-state market expansion activities
Financially attractive
•
Immediately accretive to EPS, double-digit EPS accretion projected in 2014
•
Tangible book value earn back in approximately 2.5 years
•
IRR approximately 20%
•
Realization of significant expense synergies (25% of noninterest expense)
•
Pro forma capital ratios above “well capitalized” guidelines
•
Extensive due diligence process completed
•
Comprehensive review of loan and OREO portfolios
•
Conservative credit mark
Low risk opportunity
Summary
Highlights

Appendix

Source: SNL Financial
Company Profile
Bank Subsidiary Merchants and
Farmers Bank
Headquarters Kosciusko,
Mississippi
Bank Established: 1890
Offices 36 branches
9 insurance offices
Top 5 Markets by
Deposit Market Share:
Jackson, MS
Birmingham, AL
Tupelo, MS
Starkville, MS
Memphis, TN
Financial Highlights (Year Ended 12/31/12)
Total Assets:
Gross Loans:
Total Deposits:
$1.6 billion
$1.0 billion
$1.4 billion
NPAs/Assets:
Noninterest Income/Avg. Assets:
Q4’12 Cost of Deposits:
2.15%
1.41%
0.54%
First M&F Corporation Highlights

(1) In 2009, excludes $34.3 million goodwill impairment charge
(2) Nonperforming loans (NPLs) include loans 90 days past due and nonaccrual loans.  Nonperforming assets (NPAs) include NPLs and other real estate owned
Source: SNL Financial, data as of 12/31/2012
Credit Quality
(2)
Pre-Tax, Pre-Provision Revenue ($mm)
(1)
2.23%
0.80%
2.34%
2.15%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
4.50%
2008 2009 2010 2011 2012
NPLs / Loans NPAs / Assets
$18.8
$6.0
$13.8
$15.1
$17.9
$0.0
$5.0
$10.0
$15.0
$20.0
2008 2009 2010 2011 2012
First M&F Corporation: Recent Improvements
• Increased Profitability
– Net income available to common
shareholders increased by 90% in 2012
• Fee Income
–
– Insurance revenues of $3.5 million
• Considerable Improvement in Asset Quality
– Nonperforming Loans/Loans at lowest
level since 2006 (0.80% of gross loans)
– 38% decrease in total nonperforming
assets in 2012 (to 2.15% of total assets)
Mortgage banking revenue of $5.3 million

Non-Int. Bearing Int. Bearing Trans.
Time < $100K Time > $100K
RE – Residential
C&I
• Significant Remixing of Loan Portfolio
– C&D loans now represent 6% of the
portfolio, replaced by a greater
concentration of owner occupied CRE and
C&I loans
• Shift in Deposit Mix
– Noninterest bearing deposits represent
20% of total deposits
– Decrease in time deposits to 27% of total
deposits
Loan Portfolio
Deposit Mix
First M&F Corporation: Recent Improvements
Consumer & Other
RE – Commercial C&D
42%
50%
22%
6%
12%
16%
3% 4%
22%
24%
0%
20%
40%
60%
80%
100%
2008 2009 2010 2011 2012
41%
54%
14%
20%
23%
14%
22%
13%
0%
20%
40%
60%
80%
100%
2008 2009 2010 2011 2012

18%
16%
49%
17%

16%
17%
50%
16%

ever forward.

RENASANT CORPORATION

Source: SNL Financial, company earnings releases, data as of 12/31/2012
RNST    FMFC
Non-Int. Bearing
Int. Bearing Trans.
Time < $100K
Time > $100K
Renasant Corporation (12/31/12)
Pro Forma Company (12/31/12)
Historical Cost of Total Deposits
1.10%
1.01%
0.93%
0.85%
0.71%
0.65%
0.60%
0.54%
1.11%
0.99%
0.80%
0.72%
0.63%
0.58%
0.53%
0.49%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
Q1'11 Q2'11 Q3'11 Q4'11 Q1'12 Q2'12 Q3'12 Q4'12
Pro Forma Deposit Composition

Source: SNL Financial
Deposit data as of 6/30/2012
(1)Represents deposit market share for the state of Mississippi
(2)Represents deposit market share for counties with RNST presence

Mississippi
1
Alabama
2
Total Market
# of Deposits Share
Rank Institution Branches ($mm) (%)
1 Regions Financial Corp. 146 $6,851 14.8
2 Trustmark Corp. 137 6,577 14.2
3 BancorpSouth Inc. 102 5,047 10.9
-- Pro Forma 77 2,830 6.1
4 Hancock Holding Co. 46 2,642 5.7
5 Community Bancshares of MS 37 1,915 4.1
6 BancPlus Corp. 59 1,814 3.9
7 Renasant Corp. 47 1,658 3.6
8 First M&F Corp. 30 1,172 2.5
9 Citizens National Banc Corp. 27 956 2.1
10 BankFirst Capital Corp. 13 626 1.4
11 Wells Fargo & Co. 13 619 1.3
12 Planters Holding Co. 15 616 1.3
13 Citizens Holding Co. 22 593 1.3
14 First Bancshares Inc. 17 536 1.2
15 State Capital Corp. 22 493 1.1
16 Peoples Financial Corp. 17 482 1.0
17 Guaranty Capital Corp. 13 472 1.0
18 First Horizon National Corp. 7 454 1.0
19 PriorityOne Capital Corp. 11 449 1.0
20 Merchants & Marine Bancorp 11 449 1.0
Top 20 Institutions 792 $34,420 74.5
Total Market 1,199 46,221 100.0
Total Market
# of Deposits Share
Rank Institution Branches ($mm) (%)
1 Regions Financial Corp. 118 $14,394 33.2
2 Banco Bilbao Vizcaya Argentaria SA 48 7,320 16.9
3 Wells Fargo & Co. 62 5,087 11.7
4 Synovus Financial Corp. 27 2,645 6.1
5 BB&T Corp. 28 2,603 6.0
6 ServisFirst Bancshares Inc. 7 1,853 4.3
7 PNC Financial Services Group Inc. 33 1,556 3.6
8 Cadence Bancorp LLC 26 988 2.3
9 Bryant Bank 12 807 1.9
-- Pro Forma 14 719 1.7
10 Renasant Corp. 10 568 1.3
11 AloStar Bank of Commerce 1 466 1.1
12 IBERIABANK Corp. 13 452 1.0
13 USAmeriBancorp Inc. 9 433 1.0
14 Charles Investment Group LLC 4 376 0.9
15 Progress Bank and Trust 4 357 0.8
16 BancorpSouth Inc. 11 285 0.7
17 Capstone Bancshares Inc. 3 211 0.5
18 SouthPoint Bank 3 198 0.5
19 Trustmark Corp. 4 175 0.4
20 Oakworth Capital Bank 1 171 0.4
21 River Financial Corp. 2 162 0.4
22 Altrust Financial Services Inc. 9 155 0.4
23 First M&F Corp. 4 152 0.4
Top 20 Institutions 424 $40,944 94.4
Total Market 540 43,388 100.0
Pro Forma Deposit Market Share

Counties with Top 5 Deposit Market Share
Source: SNL Financial, deposit data as of 6/30/2012
Includes counties with pro forma deposits greater than $100 million
Blue highlight denotes top 5 deposit market share
RNST Market Share Information FMFC Market Share Information Pro Forma Market Share Information
Deposits Market Deposits Market Deposits Market
County ($mm) Share Branches Rank ($mm) Share Branches Rank ($mm) Share Branches Rank
Lee, MS $653.2 36.3 13 1 $133.6 7.4 3 4 $786.8 43.7% 16 1
Morgan, AL 275.9 17.1 3 2 -- -- -- -- 275.9 17.1 3 2
Shelby, TN 241.4 1.3 3 14 14.6 0.1 1 21 256.0 1.4 4 13
Davidson, TN 252.1 1.1 4 13 -- -- -- -- 252.1 1.1 4 13
Madison, MS -- -- -- -- 250.4 10.6 5 4 250.4 10.6 5 4
Attala, MS -- -- -- -- 191.9 60.0 3 1 191.9 60.0 3 1
Shelby, AL 32.2 1.2 1 17 151.6 5.6 4 5 183.8 6.8 5 5
Cherokee, GA 173.2 7.6 3 6 -- -- -- -- 173.2 7.6 3 6
Desoto, MS 84.1 4.2 4 8 64.3 3.2 3 9 148.3 7.4 7 5
Monroe, MS 138.9 23.5 4 2 -- -- -- -- 138.9 23.5 4 2
Jefferson, AL 133.7 0.6 2 16 -- -- -- -- 133.7 0.6 2 16
Forsyth, GA 126.5 4.8 2 9 -- -- -- -- 126.5 4.8 2 9
Rankin, MS -- -- -- -- 121.9 5.4 4 7 121.9 5.4 4 7
Pickens, GA 116.3 15.8 2 3 -- -- -- -- 116.3 15.8 2 3
Fulton, GA 112.1 0.2 3 21 -- -- -- -- 112.1 0.2 3 21
Pontotoc, MS 106.1 27.8 2 2 -- -- -- -- 106.1 27.8 2 2
Bartow, GA 103.5 8.9 2 5 -- -- -- -- 103.5 8.9 2 5
Prentiss, MS 102.7 27.6 3 2 -- -- -- -- 102.7 27.6 3 2
Lafayette, MS 25.0 2.9 2 8 76.2 8.9 2 5 101.2 11.8 4 4
Counties with top 5 market share 7 5 12
Deposit Market Share by County

Renasant and M&F will be filing a joint proxy statement/prospectus, and other  relevant  documents  concerning  the  merger with  the  Securities  and  Exchange  Commission  (the  “SEC”).  This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. INVESTORS ARE URGED TO READ
THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN
CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE JOINT PROXY
STATEMENT/PROSPECTUS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT RENASANT,
M&F AND THE PROPOSED MERGER.  When available, the joint proxy statement/prospectus will be mailed to shareholders of both Renasant and M&F. Investors will also be able to obtain copies of the joint proxy statement/prospectus and other relevant documents (when they become available) free of charge at the SEC’s Web site (www.sec.gov).  In addition, documents filed with the SEC by Renasant will be available free of charge from Mitchell Waycaster, Director of Investor Relations,
Renasant Corporation, 209 Troy Street, Tupelo, Mississippi 38804-4827, telephone: (662) 680-1215.  Documents filed with the
SEC by M&F will be available free of charge from M&F by contacting John G. Copeland, Chief Financial Officer, First M&F
Corporation, 134 West Washington Street, Kosciusko, Mississippi 39090, telephone: (662) 289-8594.
Renasant, M&F and certain of their directors, executive officers and other members of management and employees may be deemed to  be participants in the solicitation of proxies from the shareholders of Renasant and M&F in connection with the proposed merger.  Information about the directors and executive officers of Renasant is included in the proxy statement for its 2012 annual meeting of shareholders, which was filed with the SEC on March 8, 2012.  Information about the directors and executive officers of M&F is included in the proxy statement for its 2012 annual meeting of shareholders, which was filed with the SEC on March 14, 2012.  Additional information regarding the interests of such participants and other persons who may be deemed participants in the transaction will be included in the joint proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.
Additional Information

RENASANT CORPORATION

ever forward.

RENASANT CORPORATION

E. Robinson McGraw
Chairman
President and Chief Executive Officer
Kevin D. Chapman
Senior Executive Vice President and
Chief Financial Officer
Investor Inquiries
209 TROY STREET
TUPELO, MS  38804-4827
PHONE: 1-800-680-1601
FACSIMILE: 1-662-680-1234
WWW.RENASANT.COM
WWW.RENASANTBANK.COM